Exhibit 99.1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Stellantis Financial Services, Inc., SFS Auto Funding, LLC, SFS Auto Receivables Securitization Trust 2024-1, BofA Securities, Inc. and Barclays Capital Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of Stellantis Financial Services, Inc. (the “Sponsor, Originator and Servicer”) and SFS Auto Funding, LLC’s (the “Depositor” and collectively with the Sponsor, Originator and Servicer, the “Company”) pool of motor vehicle retail installment sale contracts as of November 30, 2023 (the “Subject Matter”) related to SFS Auto Receivables Securitization Trust 2024-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, BofA Securities, Inc. (“BofA”) and Barclays Capital Inc. (“Barclays” and together with the Company, the Issuer and BofA, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the pool of motor vehicle retail installment sale contracts and our findings are as follows.

For the purposes of our procedures, we were instructed by the Company that:

(i) Differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)  Differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.

(iii)  Differences in the “First payment date (scheduled)” characteristic that are less than or equal to 5 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•  the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•  the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•  the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Agreement, Finance Agreement, Automobile Contract, Sale Contract, Defi – Bureau, Defi – Verifications, or Customer Transaction History (collectively, the “Credit File”).

Due diligence agreed-upon procedures

On December 6, 2023, BofA, on behalf of the Company, provided us with a computer readable data file (the “Data File”) containing certain characteristics of the pool of motor vehicle retail installment sale contracts (the “Automobile Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected 150 automobile receivables (the “Sample Receivables”) on a random basis from the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Customer number	Credit File
2	Original amount financed	Credit File
3	First payment date (scheduled)	Credit File
4	Original term to maturity	Credit File
5	Monthly payment	Credit File
6	Interest rate	Credit File

	Characteristic	Source Document
7	Vehicle type (new/used)	Credit File
8	State	Credit File
9	Last 4 digits of the VIN	Credit File
10	FICO	Credit File
11	Term Remaining	Credit File
12	LTV	Credit File
13	Vehicle Manufacturer	Credit File
14	Balance	Credit File

For Characteristic 8, we were instructed by the Company that the “State” characteristic reflects the current address of a seller.

For Characteristic 10, “FICO”, we were instructed by the Company to perform the following methodology:

–   For loans funded on or before January 5, 2023, the Company reported the FICO score associated with the highest custom score among co-applicants.

–   For loans funded on or after January 6, 2023, the Company reported the highest FICO score among co-applicants.

For Characteristic 11, “Term Remaining”, we were instructed by the Company to perform the following methodology:

–   Calculate the number of payment months beginning with the first payment date to the cut-off date of November 30, 2023.

–   Use “zero” as a default value if the first payment date is after November 30, 2023.

–   If available, convert the number of days past due into whole (round down) months.

–   Subtract bullet points 1 and 3 above from the Original Term.

–   For any remaining breaks, calculate and subtract number of payments made prior to cutoff date from Original Term.

For Characteristic 12, “LTV”, we were instructed by the Company to divide the original balance by the bookout vehicle value.

For Characteristic 13, “Vehicle Manufacturer”, we were instructed by the Company to perform the following methodology:

–   “ALFA ROM” is the same as “ALFA ROMEO”

–   “RAM 1500” is the same as “RAM”

–   “DODGE CO” is the same as “RAM”

–   “VOLKSWAG” is the same as “VOLKSWAGEN”

–   “CHEVROLE” is the same as “CHEVROLET”.

For Characteristics 1 through 10, 13 and 14, we compared and agreed the information in the Data File to the Source Documents. For Characteristics 11 and 12, we recomputed and agreed the information in the Data File to the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•  Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•  Addressing the value of collateral securing any such assets being securitized;

•  Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•  Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•  Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•  Forming any conclusions; and

•  Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Dallas, Texas

December 29, 2023